Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Metropolitan Bank Holding Corp. and Subsidiary (the “Company”) for the period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark R. DeFazio, as Chief Executive Officer of the Company, and Sangeeta Kishore, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 19, 2017	/s/ Mark R. DeFazio
Mark R. DeFazio
President and Chief Executive Office

/s/ Sangeeta Kishore
Sangeeta Kishore
Executive Vice President and Chief Financial Officer